Inventories	6 Months Ended
Jun. 30, 2024
Inventories
Inventories

14.Inventories

	At June 30,	At December 31,
(Euro thousands)	2024	2023
Raw materials, ancillary materials and consumables	15,222	16,527
Work-in-progress and semi-finished products	11,053	9,425
Finished goods	80,534	81,223
Other	—	9
Total inventories	106,809	107,184

The cost of inventories recognized as an expense in cost of sales amounted to €72,598 thousand and €89,083 thousand for the six months ended June 30, 2024 and 2023 respectively.

For the six months ended June 30, 2024, the net amount of €3,269 thousand inventory impairment loss was reversed as the goods were sold at an amount in excess of the written-down value (June 30, 2023: €2,917 thousand). The amount reversed or recognized was within cost of sales.